SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule  14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         THE HIGH YIELD PLUS FUND, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

   -------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

   -------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   -------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

   -------------------------------------------------------------------

   5) Total fee paid:
   -------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



1) Amount Previously Paid:

   ---------------------------------------

2) Form, Schedule or Registration Statement No.:

   ---------------------------------------

3) Filing Party:

   ---------------------------------------

4) Date Filed:

   ---------------------------------------

                         THE HIGH YIELD PLUS FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                            -----------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            -----------------------

                                 AUGUST 26, 1997


To our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of The High Yield Plus Fund, Inc. ("Fund") will be held on August 26, 1997 at 3:30 p.m., at the Plaza Building, 751 Broad Street, Newark, New Jersey 07102 for the following purposes:

     (1)  To elect one director to serve until 2000;

     (2) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending March 31, 1998; and

     (3) To consider and act upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only holders of common stock of record at the close of business on June 13, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                         By order of the Board of Directors,


                                         /s/Arthur J. Brown
                                            ARTHUR J. BROWN
                                              SECRETARY

Dated: July 2, 1997


================================================================================

     YOUR VOTE IS IMPORTANT--PLEASE RETURN YOUR PROXY CARD PROMPTLY

     STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

================================================================================

                         THE HIGH YIELD PLUS FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                              --------------------
                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 26, 1997


                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of The High Yield Plus Fund, Inc. ("Fund") by the Board of Directors of the Fund in connection with the solicitation of stockholder votes by proxy ("Proxies") to be voted at the Annual Meeting of Stockholders ("Meeting") to be held on August 26, 1997 at 3:30 p.m. at the Plaza Building, 751 Broad Street, Newark, New Jersey 07102. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting.

     If the enclosed form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later dated Proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a Proxy, shares will be voted FOR the election of the nominee for director and FOR the other proposals.

     The close of business on June 13, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date, the Fund had 11,269,057 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy first will be mailed to stockholders on or about July 8, 1997.

     The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying Proxy. Supplementary solicitations may be made, without cost to the Fund, by mail, telephone, telegraph or in person by regular employees of Prudential Investments Fund Management LLC, the Fund's Administrator ("Administrator") or the Administrator's affiliate, Prudential Securities Incorporated ("Prudential Securities"). All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Fund. The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the shares outstanding is required for a quorum. In the event that a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of Proxies with respect to those items. Any such adjournments will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. In such case, the persons named as proxies will vote those Proxies which they are entitled to vote for any such item in favor of such an adjournment, and will vote those Proxies required to be voted against any such item against any such adjournment. A stockholder vote may be taken on one or more of the items in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     Management does not know of any person or group who owned beneficially 5% or more of the Fund's outstanding common stock on the record date.


                              ELECTION OF DIRECTORS

                                 PROPOSAL NO. 1

     The Board of Directors is divided into three classes with each class serving for a term of three years and until their successors are elected and qualified. The Class III director, Mr. Mooney, has a term expiring in 1997. The classification of the Fund's directors helps to promote the continuity and stability of the Fund's management and policies because the majority of the directors at any given time will have prior experience as directors of the Fund. At least two stockholder meetings, instead of one, are required to effect a change in a majority of the directors, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining directors may fill the vacancies so created.

     Accordingly, at the Meeting, one director will be elected to serve until the Fund's 2000 annual meeting of stockholders and until his successor is elected and qualified. It is the intention of the persons named in the enclosed form of Proxy to vote in favor of the election of Mr. Mooney as nominee for director. The nominee is currently a member of the Board of Directors, and has consented to serve as a director, if elected. The Board of Directors has no reason to believe that the nominee will become unavailable for election as a director, but if that should occur before the Meeting, the Proxies will be voted for such other nominee as the Board of Directors may recommend.

     None of the directors is related to one another. The following tables set forth certain information regarding each of the directors of the Fund. Unless otherwise noted, each of the directors has engaged in the principal occupation listed in the following table for five years or more.

                          INFORMATION REGARDING NOMINEE
                       FOR ELECTION AT 1997 ANNUAL MEETING

                                                                                                                     SHARES OF
                                                                                                                   COMMON STOCK
                                 NAME, AGE, BUSINESS EXPERIENCE                                                      OWNED ON
                       DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS              POSITION WITH THE FUND     JUNE 13, 1997(a)
                           -------------------------------------------                  --------------------     ----------------

CLASS III (TERM EXPIRING IN 2000, IF ELECTED)

Thomas T. Mooney  (55),  President  of the Greater  Rochester  Metro  Chamber of             Director                  2,569
     Commerce; former Rochester City Manager; Trustee of Center for Governmental
     Research,  Inc.;  Director of Blue Cross of Rochester,  Monroe County Water
     Authority,  Rochester  Jobs,  Inc.,  Executive  Service Corps of Rochester,
     Monroe  County  Industrial  Development   Corporation,   Northeast  Midwest
     Institute,  The Business  Council of New York State,  Global  Utility Fund,
     Inc.,  Prudential Distressed Securities Fund, Inc., Prudential Equity Fund,
     Inc.,  Prudential  Global  Genesis Fund,  Inc.,  Prudential  Global Natural
     Resources,  Inc.,  Prudential  Government  Income  Fund,  Inc.,  Prudential
     Mortgage Income Fund,  Inc.,  Prudential  Multi-Sector  Fund,  Inc.,  First
     Financial Fund, Inc., The Global Government Plus Fund, Inc., and The Global
     Total Return Fund, Inc., Trustee of Prudential  Allocation Fund, Prudential
     California  Municipal  Fund,  Prudential  Equity  Income  Fund,  Prudential
     Municipal  Bond  Fund,  Prudential  Municipal  Series  Fund and The  Target
     Portfolio Trust.


                         INFORMATION REGARDING DIRECTORS
                          WHOSE CURRENT TERMS CONTINUE
                                                                                                                      SHARES OF
                                                                                                                     COMMON STOCK
                                 NAME, AGE, BUSINESS EXPERIENCE                                                        OWNED ON
                       DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS               POSITION WITH THE FUND     JUNE 13, 1997(a)
                           -------------------------------------------                   --------------------      ----------------

CLASS II (TERM EXPIRING IN 1998)

*Douglas H. McCorkindale (58), Vice Chairman,  Gannett Co. Inc.  (publishing and         President, Treasurer             0
     media)  (since  March  1984);   Director  of  Gannett  Co.  Inc.,  Frontier             and Director
     Corporation,  Continental  Airlines,  Inc.,  Mutual Insurance Company Ltd.,
     Global  Utility  Fund,  Inc.,   First  Financial  Fund,  Inc.,   Prudential
     Distressed   Securities,   Inc.,  Prudential  Global  Genesis  Fund,  Inc.,
     Prudential Global Natural Resources,  Inc.,  Prudential  Multi-Sector Fund,
     Inc.  and The Global  Government  Plus Fund,  Inc.;  Trustee of  Prudential
     Allocation Fund,  Prudential Equity Income Fund,  Prudential Municipal Bond
     Fund and The Target Portfolio Trust.




                                                                                                                       SHARES OF
                                                                                                                     COMMON STOCK
                                 NAME, AGE, BUSINESS EXPERIENCE                                                        OWNED ON
                       DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS               POSITION WITH THE FUND     JUNE 13, 1997(a)
                           -------------------------------------------                   --------------------      ----------------

CLASS I (TERM EXPIRING IN 1998)

Eugene C. Dorsey (70), Retired President, Chief Executive Officer and Trustee of               Director                   0
     the Gannett  Foundation  (now  Freedom  Forum);  former  Publisher  of four
     Gannett  newspapers and Vice President of Gannett  Company;  past Chairman,
     Independent Sector,  Washington,  D.C. (national coalition of philanthropic organizations);  former  Chairman  of the  American  Council  for the Arts;
     Director  of the  Advisory  Board of  Chase  Manhattan  Bank of  Rochester;
     Director  of  First  Financial  Fund,  Inc.,  Global  Utility  Fund,  Inc.,
     Prudential  Diversified  Bond Fund,  Inc.,  Prudential  Equity Fund,  Inc.,
     Prudential  Europe Growth Fund, Inc.,  Prudential  Institutional  Liquidity
     Portfolio, Inc., Prudential Jennison Fund, Inc., Prudential Mortgage Income
     Fund, Inc.,  Trustee of Prudential  California  Municipal Fund,  Prudential
     Municipal Series Fund and The Target Portfolio Trust.


* Indicates "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended ("1940 Act"). Mr. McCorkindale is deemed to be an "interested person" by reason of his service as an officer of the Fund.

(a) For this purpose, "beneficial ownership" is defined in the regulations under Section 13(d) of the Securities Exchange Act of 1934, as amended ("1934 Act"). The information is based on statements furnished by the Administrator and the nominee.

     The directors and officers of the Fund as a group (five persons) owned beneficially less than 1% of the outstanding shares of the Fund as of June 13, 1997. This includes shares shown with respect to current directors in the tables above.

     Under Section 16(a) of the 1934 Act, Section 30(f) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, the Fund's officers and directors, persons owning more than 10% of the Fund's common stock and certain officers and partners of Wellington Management Company, LLP, the Fund's investment adviser ("Investment Adviser"), are required to report their transactions in the Fund's common stock to the SEC, New York Stock Exchange and the Fund. Based solely on the Fund's review of the copies of such reports received by it, the Fund believes that, during its fiscal year ended March 31, 1997, all filing requirements applicable to such persons were complied with, except that two reports were filed late on behalf of Douglas McCorkindale. Both reports were required due solely to Mr. McCorkindale's election as a director and an officer of the Fund, and not due to any transactions in the Fund's common stock.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS.
       The Board of Directors met four times during the Fund's fiscal year ended March 31, 1997, and each director during the time he or she served attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member. The Board of Directors has an Audit Committee currently composed of Messrs. Dorsey, McCorkindale, and Mooney. Mr. McCorkindale is deemed to be an "interested person" of the Fund because he is an officer of the Fund. The Audit Committee reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met twice during the fiscal year ended March 31, 1997. The Board of Directors does not have a standing nominating or compensation committee.


OFFICERS OF THE FUND.

     The officers of the Fund, other than as shown above who also serve as directors, are:

     Arthur J. Brown (age 48)--Secretary; Partner, Kirkpatrick & Lockhart LLP (law firm). Kirkpatrick & Lockhart LLP serves as counsel to the Fund and to Wellington Management Company, LLP on certain matters.

     Stephanie A. Djinis (age 33)--Assistant Secretary; Partner, Kirkpatrick & Lockhart LLP.

     Mr. Brown has held office since February 3, 1988. Ms. Djinis has held office since February 14, 1990. The officers of the Fund are elected annually by the Board of Directors at its next meeting following the annual meeting of stockholders.


COMPENSATION OF DIRECTORS.
     The table below includes certain information relating to the compensation of the Fund's directors paid by the Fund for the fiscal year ended March 31, 1997 as well as information regarding compensation from the "Fund Complex," as defined below, for the calendar year ended December 31, 1996. No additional compensation is paid to Board members for serving on committees or for attending meetings. Board members are reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Annual Board fees may be reviewed periodically and changed by each Fund's Board.


------------------------------------------------------------------------------------------------------------------------------------
                                                         COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------

                                                                     PENSION OR                                        TOTAL
                                                                     RETIREMENT                                    COMPENSATION
                                                                      BENEFITS                ESTIMATED              FROM THE
                                                                     ACCRUED AS                ANNUAL                FUND AND
                                         AGGREGATE                   PART OF THE              BENEFITS               THE FUND
                                       COMPENSATION                    FUND'S                   UPON               COMPLEX PAID
  NAME OF DIRECTOR                     FROM THE FUND                  EXPENSES               RETIREMENT            TO DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
  Eugene C. Dorsey+                       $7,000                         N/A                     N/A                 $22,000(3)*
------------------------------------------------------------------------------------------------------------------------------------
  Douglas H. McCorkindale                 $1,500                         N/A                     N/A                  1,000(2)*
------------------------------------------------------------------------------------------------------------------------------------
  Thomas T. Mooney                        $5,500                         N/A                     N/A                 19,500(3)*
------------------------------------------------------------------------------------------------------------------------------------

*  Parenthetical  indicates  number  of Funds  (including  the Fund) in the Fund
   Complex,   comprised  of  four  investment  companies,   to  which  aggregate
   compensation relates.

+ All compensation from the Fund and Fund Complex for the calendar year ended December 31, 1996 represents deferred compensation. Mr. Dorsey received aggregate compensation for that period from the Fund and the Fund Complex, including accrued interest, in the amounts of approximately $6,074 and $23,952.76, respectively.


     Directors must be elected by a vote of the holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote thereon.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                 PROPOSAL NO. 2
     The Board of Directors, including a majority of those directors who are not interested persons (as such term is defined in the 1940 Act) of the Fund or the Investment Adviser ("Independent Directors"), selected Price Waterhouse LLP to continue to serve as the independent accountants for the Fund for the current fiscal year, ending March 31, 1998. Such appointment is now subject to ratification or rejection by stockholders of the Fund. In addition, as required by the 1940 Act, the vote of the Board of Directors is subject to the right of the Fund, by the vote of a majority of its outstanding voting securities, (as such term is defined in the 1940 Act) to terminate such engagement without penalty at any meeting called for the purposes of voting thereon.

     Price Waterhouse LLP currently serves as the Fund's independent accountants, and has audited the Fund's financial statements for the fiscal year ended March 31, 1997. Prior thereto, Deloitte & Touche LLP served as the Fund's independent accountants. On February 18, 1997, the Fund's Board of Directors, acting upon the recommendation of its Audit Committee, appointed Price Waterhouse LLP to serve as independent accountants to the Fund, to succeed Deloitte & Touche LLP. These actions were not taken because of any disagreement between the Fund and Deloitte & Touche LLP. The reports of Deloitte & Touche LLP on the Fund's financial statements for the fiscal years ended March 31, 1995 and 1996 did not contain adverse opinions, disclaimers, qualifications or modifications of opinion. Deloitte & Touche LLP did not disagree during such fiscal years or the subsequent interim period prior to its resignation, on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on those financial statements. The Fund is not aware of any "reportable events," as that term is used in the federal securities laws, during its fiscal years ended March 31, 1995 and 1996 or the subsequent interim period.

     Price Waterhouse LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund. No representative of Price Waterhouse LLP is expected to be present at the Meeting. The Audit Committee will review and approve services provided by the independen accountants prior to their being rendered, and will report to the Board of Directors concerning all such services after they have been performed.

     An affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting is required for ratification.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.
                                  OTHER MATTERS
     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named in the enclosed Proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                       WELLINGTON MANAGEMENT COMPANY, LLP
       Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, is the Fund's Investment Adviser. The Investment Adviser is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert M. Doran, Duncan M. McFarland and John R. Ryan. The Investment Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of March 31,1997, the Investment Adviser held discretionary investment authority over approximately $136 billion of assets. The Investment Adviser and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. The Investment Adviser is not affiliated with the Administrator. Prudential Investments Fund Management LLC, the Fund's Administrator, is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

                              STOCKHOLDER PROPOSALS
     If a stockholder intends to present a proposal at the Fund's annual meeting of stockholders in 1998 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 071027 by March 8, 1998. Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposal is subject to limitation under the federal securities laws.


     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES Please advise the Fund, at Gateway Center Three, 100 Mulberry Street,
Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which Proxies are being solicited and if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of shares.

                                        By Order of the Board of Directors,




                                         /s/Arthur J. Brown
                                         ARTHUR J. BROWN
                                           SECRETARY

Dated: July 2, 1997

-------------------------------------
THE HIGH YIELD PLUS FUND, INC.

                                      ===================================
                                                   THE HIGH
                                                 YIELD PLUS
                                              FUND, INC.


                                      NOTICE OF
                                      ANNUAL MEETING
                                      TO BE HELD ON
                                      AUGUST 26, 1997
                                      AND
                                      PROXY STATEMENT


PROXY
STATEMENT

                                     PROXY

                         THE HIGH YIELD PLUS FUND, INC.
                              Gateway Center Three
                              100 Mulberry Street
                         Newark, New Jersey 07102-4077


          This proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Douglas H. McCorkindale and Arthur J. Brown as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of The High Yield Plus Fund, Inc. (the "Fund") held of record on June 13, 1997 at the Annual Meeting of Stockholders to be held on August 26, 1997, or any adjournment thereof.


--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

------------------------------------       -------------------------------------

------------------------------------       -------------------------------------

------------------------------------       -------------------------------------

---  PLEASE MARK VOTES
 X   AS IN THIS EXAMPLE
---                                  The Board of Directors recommends a vote
-------------------------------       "FOR" the nominee and "FOR" each of the
THE HIGH YIELD PLUS FUND., INC.                following Proposals:
-------------------------------
                                     1. ELECTION OF DIRECTOR      FOR   WITHHELD
                                        Nominee:                  ---     ---
This Proxy, when properly executed,           Thomas T. Mooney    ---     ---
will be voted in the manner directed
by the undersigned shareholder.  If
no direction is made, this proxy will
be voted FOR Proposals 1, 2 and 3.

                                                            FOR  AGAINST ABSTAIN
                                     2. To ratify the       ---    ---     ---
                                        selection of Price  ---    ---     ---
                                        Waterhouse LLP as
                                        independent public
                                        accountants for the
                                        fiscal year ending
                                        March 31, 1998.



                                                           FOR  AGAINST ABSTAIN
                                     2. To consider and     ---    ---     ---
                                        act upon such       ---    ---     ---
                                        other business as
                                        may properly come
                                        before the meeting
                                        and any adjournments
                                        thereof.




Please be sure to sign  ------------
and date this Proxy.     Date           Mark box at right if an addres     ---
------------------------------------    change on comment has been noted
                                        on the reverse side of this card.  ---
---Stockholder sign here------------

---Co-owner sign here---------------    RECORD DATE SHARES: